Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report for the year ended December 31, 2009 on Amendment No. 1 to Form 10-K (the “Annual Report”) of HUGHES Telematics, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, I, Craig J. Kaufmann, Senior Vice President Finance and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ CRAIG J. KAUFMANN
Name:	Craig J. Kaufmann
Title:	Senior Vice President Finance and Treasurer
(Principal Financial and Accounting Officer)
Date:	July 19, 2010